UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2005



                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


               000-32249                                98-0222013
        (Commission File Number)            (IRS Employer Identification No.)


      3233 GRAND AVENUE, SUITE N-353                     91709-1489
         CHINO HILLS, CALIFORNIA                         (Zip Code)
      (principal executive offices)


                                 (866) 815-3951
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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     ITEM 8.01.     OTHER EVENTS.

     On January 21, 2005, as previously reported by Environmental Technologies, Inc.'s (the "Registrant") in its Current Report on Form 8-K, an "E" was appended to the Registrant's symbol trading symbol due to the Registrant's failure to timely file its Transition Report on Form 10-KSB for the period ended September 30, 2004 and its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004.

     On March 31, 2005, the Registrant complied with the filing requirements, having filed its Form 10-KSB for the period ended September 30, 2004 and its Form 10-QSB for the quarter ended December 31, 2004. On April 4, 2005, the Registrant was informed by the NASDAQ that the Registrant's securities are eligible for continued quotation on the Over The Counter Bulletin Board (the
"OTCBB.") In addition, the Registrant's trading symbol will be changed from EEVTE to EEVT effective with the open of business on April 6, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2005.                   Entech Environmental Technologies, Inc.


                                        By /s/ Burr Northrop
                                          ------------------------------------
                                          Burr Northrop, President


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